 Investor PresentationMarch 17, 2015

 Forward Looking Statements  This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time.  These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid.  They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance.  Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the Company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock; and (xxii) other risks and uncertainties set forth herein and in our 2014 Form 10-K. Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.

 What is Kaman?  Solving Our Customers’ Critical Problems with Technically Differentiated Products & Services  Leading Provider of Highly Engineered Aerospace & Industrial Products Serving a Broad Range of End Markets

 Distribution  Kaman Corporation Overview    Distribution  Aerospace        $1.8B Revenues  Aerospace  Based on 2014 Actual Results from Continuing Operations

Kaman Investment Highlights

Strategically Positioned

- ✓ Outstanding portfolio of intellectual property (IP) across Aerospace
- ✓ Distribution aligned with best-in-class, vendors
- ✓ Diverse end market exposure provides consistent performance to fund growth

Improving Financials

- ✓ Focused on driving profitable top-line growth
- ✓ Deliver earnings growth through scale and operational execution
- ✓ Generate strong consistent cash flow to fund long-term growth
- ✓ ERP investments will yield improved efficiencies & financial performance over medium-term

Reliable Business Strategies

- ✓ Disciplined acquisition growth to achieve scale and margin enhancements
- ✓ Continuing focus on innovation to maintain differentiation
- ✓ Relentless effort to drive operational excellence and lean
- ✓ Shared services allow for efficient allocation of resources

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Aerospace Overview

	AEROSYSTEMS	SPECIALTY BEARINGS & ENGINEERED PRODUCTS	FUZING & PRECISION PRODUCTS
			
Products	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Flexible drive systems	• Bomb and missile safe and arm fuzing devices • Precision measuring systems • Memory products
Customers	• Global commercial and defense OEM's • Super Tier I's to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors		• U.S. and allied militaries • Weapon system OEMs
Business Dynamic	• "One Kaman" combines design and build capabilities to provide customers with a global integrated solution • Bearing product lines strong commercial customer base expected to provide growth from new program wins and higher build rates		• Exclusivity and significant backlog provide a stable revenue base

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Distribution Overview

PRODUCT PLATFORM	BEARINGS & MECHANICAL POWER TRANSMISSION (BPT)	FLUID POWER	AUTOMATION, CONTROL & ENERGY (ACE)
% of 2014 Sales	54%	20%	26%
Market Size(1)	$13 Billion	$7 Billion	$15 Billion
Acquisitions since 2008	• Industrial Supply Corp • Allied Bearings Supply • Plains Bearing • Florida Bearings Inc. • Ohio Gear and Transmission	• INRUMEC • Catching • Northwest Hose & Fittings • Western Fluid Components • B. W. Rogers	• Zeller • Minarik • Target Electronic Supply • B. W. Rogers • G.C. Fabrication
Major Suppliers	BALDOR, SKF, REXNORD, TIMKEN, Gates	Parker	KOLLMORGEN, Schneider Electric, BANNER, PHOENIX CONTACT, TURCK, NANOMOTION, SICK, RITTAL

(1) Source: PTDA Market Size Report; US Census Bureau; ARC Advisory

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Market Opportunities

Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments


FIXED WING SURFACES
OVER WING EXIT DOORS
FUSELAGE
CONTROL SURFACES
AIRFRAME BEARINGS
LEADING EDGE
WING-TO-BODY FAIRINGS
LANDING GEAR DOORS


ELECTRICAL AUTOMATION AND CONTROL
FLUID POWER
BEARINGS AND POWER TRANSMISSION

AEROSPACE

- OEM/Tier 1 outsourcing and supplier consolidation
- Higher bearing content on new platforms
- Increasing commercial build rates driving bearing and aerostructure sales
- New programs provide offset to lower defense spending

DISTRIBUTION

- Supplier consolidation favors larger national service providers
- Increased need for value added services
- Large fragmented market provides consolidation opportunities
- Factory automation trends driving fluid power and high speed automation solutions

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Organic Growth Drivers

Aerospace

- "One Kaman Approach"
- New product development efforts at Specialty Bearings and Precision Products
- Continued commercial aerospace cycle growth
- Program renewals and extensions
- Expanded geographic footprint

Distribution

- Supplier consolidation
- Factory automation trends
- Differentiated product and services
- Product platform cross-selling
- National account opportunities
- Sales force expansion

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 Capital Deployment Framework  Capital deployment is focused on growth investments & return of capital to shareholders  Dividends & Share Repurchases   Capital Expenditures  Acquisitions  Total $764 Million Period: 2007-2014

   35%  Aerospace

 Aerospace Profile  Sales by Product Line2014  Net Sales $633MOI% 17.2%  Financial Summary 2014  Technology Profile

 Aerospace Strategy

 1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  Aircraft Programs/Capabilities  1. Doors2. Nose landing gear3. Engine/thrust reverser4. Flight controls5. Flaps6. Main landing gear7. Rudder8. Horizontal stabilizer  Bearing Products  Other Products  9. Door assemblies10. Top covers11. Fixed leading edge12. Fixed trailing edge13. Winglets14. Wing structures, flaps, slats15. Access doors16. Nacelle components

 1  4  1  2  3  5  6  6  6  7  Aircraft Programs/Capabilities  1. Flexible drive systems2. Flight control bearings3. Landing gear bearings  Bearing Products  Other Products  4. Manufacture and assembly of tail rotor pylon5. Blade manufacture, repair and overhaul6. Manufacture and subassembly of cabins and structures7. Manufacture of cockpit

 Aerospace Renewals/New Programs  Bell – commercial bladesBell – military bladesBoeing – 777/767 fixed trailing edgeBoeing – KC-46A fixed trailing edgePeru SH-2G  Almost $200 million in total potential revenue

Market Leading Self-Lube Airframe Bearing Product Lines



KAron® • KAflex® • Tufflex®





Proprietary Technology
Material Science Capability
Operational Excellence
Application Engineering Expertise

- Work Force
- Lean
- Automation

- New Technologies
- New Products
- Customization
- Customer Intimacy



World Class Performance



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 Fuzing Products  SLAM-ER  HARPOON  MAVERICK  AMRAAM  FMU-139  TOMAHAWK  JPF  STANDARD MISSILE  SLAM-ER  SLAM-ER  AMRAAM  TOMAHAWK  STANDARD MISSILE  AGM-65M  AMRAAM  On a Majority of U.S. Weapon Systems

   U.S. Air Force (USAF) bomb fuze of choiceUSAF inventory levels below desired quantity, and foreign orders provide additional opportunitiesUSAF contract extends sole source position into 2017Backlog of over $100 million27 foreign customersSystem field reliability is greater than 99%    Bomb CompatibilityJDAMPaveway II and IIIGBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54BLU-109, 110, 111, 113, 117, 121, 122, 126MK82/BSU-49, MK83/BSU-85, MK84/BSU-50  JPF Program

Helicopter Programs

SH-2G Super Seasprite



- Service and support
- Flying fleet expected to grow in excess of 40% from 2014 to 2016
- Currently fulfilling a contract to provide ten aircraft to the New Zealand Ministry of Defence
- Under contract to support the procurement of five aircraft by the Peruvian Navy

K-MAX®



- Commercial fleet service and support
- Research, development and testing of unmanned technologies & capabilities
- Two unmanned aircraft supported the USMC in a cargo supply role in Afghanistan for 33 months
- Partnering with Lockheed Martin to pursue a military program of record
- Evaluating commercial sales opportunities

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 Distribution

 Kaman Distribution Segment  2014 Net Sales $1,162M(1)2014 OI% 4.9%(2) # of Customers 65,000 SKUs in Catalog 4+ million  Business Overview  Served Market Size = $35B  dollars in billions  Source: PTDA Market Size Report; US Census Bureau; ARC Advisory   (1) From continuing operations (2) From continuing operations, adjusted to exclude $550K in severance costs

Business Strategies

1 

Acquisitions

- Pipeline for each product platform
- Formal integration process
- End market diversification

2 

Organic initiatives

- Adding more differentiated products
- Large national account opportunity pipeline
- Targeting emerging industries

3 

Sales force expansion

- Focused on outside sales force
- Targeting strategic geographic markets
- Kaman training programs

4 

Profitability

- Strategic pricing
- Supplier rebates
- Purchasing leverage

5 

ERP deployment

- Multi-phase rollout
- Includes CRM, WMS, Financials
- Drives operational efficiencies

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 Scale  Distribution – Road to 7+% Operating Margin  TODAY<5%  FUTURE7+%      Improved Operational Efficiencies  Product Mix  Strategic Pricing  CATALYSTS

 Platform Evolution  Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering  Bearings & Power Transmission  up 38%  Automation, Control & Energy  up 252%  Fluid Power  up 216%         a   a   a  For the years 2009-2014  a

 Executing Strategy and Building Network

 Acquisitions in all Product Platforms  Distribution Group Sales

GCF Acquisition

- Acquired the assets of G.C. Fabrication, Inc. in January 2015
- A premier Schneider Electric distributor, ~ $20 Million in revenue
- Highly complementary product offering & brands of electrical control, power, process and automation
- Services include systems programming, power & energy management, communication & networking, HVAC systems
- Extends key brand authorizations into New York metro area for industrial, commercial building & infrastructure markets
- 5th acquisition in AC&E platform since 2010
- Expected to be accretive and integrate rapidly with the Automation, Control & Energy platform of the Distribution segment

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Adding Leading Brands in Multiple Technologies


Value- Added Technologies
PLCs, HMIs
Sensors & Signaling
Machine Safety
Hydraulics
Pneumatics
Fluid Connectors
Motion Control
Servos & Steppers
Linear Motion
Bearings
Power Transmission
Industrial Supplies
2010
2011
2012
2013
2014

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Extensive Solution and Service Capabilities

 Proven strategies have delivered strong shareholder value over timeAerospace– Leveraging unique set of proprietary products and capabilities– Strong platform positions across commercial & defense markets– Robust pipeline of future opportunitiesDistribution– Three product platform strategy expands growth opportunities– Increased scale provides improved operating leverage– ERP implementation benefitsSuccessfully execute future acquisitionsLeverage experienced management and workforce across the company  Positioned for Future Growth

   Financial Information and Non-GAAP Reconciliations

 Sales and Operating Income

 Net Earnings

 Cash Flow, Balance Sheet, and Capital Factors